united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17645 Wright Street, Ste 200 Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2019

Item 1. Reports to Stockholders.

Annual Report

March 31, 2019

1-866-209-1964
www.tebergfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.tebergfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear fellow shareholder,

A modest gain . . .

The Teberg Fund gained 4.31% for the 12-month period from April 1, 2018 through March 31, 2019, which is covered in this report. It’s indicative of our modern market climate that this return is likely viewed as modest or even disappointing. Those of us who have been investing longer than some market watchers have been alive realize that moving forward is always good, even when it’s slower than we want or expect.

It’s only fair, however, to point out that the Fund underperformed the major stock market indexes. The Dow Jones Industrial Average (Dow) had another year of double-digit growth during this one-year period with a 10.08% gain. The S&P 500® Index (S&P), the Fund’s benchmark, came in just behind with a 9.50% return.

We also understand that it’s hard not to compare this period’s return with the much stronger performance in our last annual reporting period. A year ago, we were delighted to report that the Fund gained 10.12% for the period from April 1, 2017 through March 31, 2018. That period seems like “the good old days” with relatively low volatility and more steady growth, although not entirely free of rocky days.

As the Fund’s portfolio manager, what’s regrettable about the one-year return covered in this report is that we lost ground during the last six months of the period. We were pleased to report a 7.10% gain in our semi-annual report, which covered the period from April 1, 2018 through September 30, 2018.

In hindsight, it would have been wise to take that gain and run, although our research indicated that the market had more growth potential, so staying fully invested seemed like the best strategy at the time.

A record-breaking December . . .

What we couldn’t predict was that the market was headed for a very turbulent December with enough drama for a blockbuster movie. The downturn started early in the month with the Dow dropping 799 points on December 4. The freefall continued through the 24th of the month when the Dow dropped 653 points. During this time, the Dow lost more than 4,000 points.

December 24 was a tough day, not only for the Dow with its 2.91% drop, but also for the S&P and the NASDAQ Composite Index (NASDAQ), which lost 2.71% and 2.21% respectively. The S&P’s drop brought the total loss since its high for the year on September 20 to more than 19%, barely missing the 20% decline that would have moved it into bear market territory.

It’s worth noting that these dramatic drops happened on Christmas Eve when the market closed early. It’s anyone’s guess what might have happened if trading had continued for a full day.

Remarkably, the market came back strong when it reopened on December 26. The Dow, S&P and NASDAQ all had their largest one-day point gains on record, but these gains were far from enough to turn around the December losses, which were grim.

When the month ended, the Dow had lost 8.59%, and the S&P had fallen 9.03%, making this the worst December since 1931 for both indexes. The Teberg Fund had lost 7.53% by the end of December.

There was a convergence of negative factors believed to contribute to the December crash. Fears of trade wars sparked by tariffs, which had threatened the market in the first six months of the period, intensified in the second half. A jobs report was weaker than expected, and there appeared to be slowing growth in China and Europe. Johnson & Johnson dropped 10% on December 14 on news that asbestos may have contaminated its baby powder for decades, and there seemed to be threats to several other blue chip companies. On December 19, the Federal Reserve (Fed) raised interest rates but didn’t appear to upgrade its mediocre economic forecast for 2019. Investors were further spooked when President Trump criticized the Fed, which generated talk that the chair might be ousted. The government shut down on December 22 amid debate over a border wall and didn’t reopen for 35 days, making it the longest shutdown in history.

There was also a highly unusual economic occurrence in early December. The interest rate on short-term U.S. Treasuries rose higher than the rate on longer-term instruments. This phenomenon known as the “yield curve inversion” hadn’t happened since 2007. Economists theorize it could indicate slower growth and perhaps even a recession. It’s uncertain if the average investor knew or cared about this technical reading, but it was another troubling factor in an already jittery economic environment.

As mentioned above, we had proudly ended the first six months of the period on September 30, 2018 with a 7.10% gain and a share price of $11.92. This was up from $11.13 at the start of the period on April 1, 2018. After the December 24 bloodbath, it had dropped to $9.90. The last time the share price had been lower was on January 23, 2017 when the Fund closed at $9.86.

The bull slowly reappears . . .

Trading in 2019 started on a negative course with the Dow dropping 660 points on January 3 with news that Apple had lowered earnings expectations for the first quarter based on slowing growth in China. This appeared to downgrade other stocks of companies with significant revenue from China and escalate fears of a global economic slowdown due to the continuing trade war.

The Dow changed course the next day with a 747 point rise attributed to a positive December jobs report and the Fed’s announcement that there would likely be a pause in interest rate hikes, which helped calm fears about stricter monetary policy. This was the Dow’s most dramatic point change though the end of the reporting period on March 31, 2019. There was plenty of seesaw activity throughout January, February and March, but ultimately the Dow, S&P and The Teberg Fund all had positive returns for each month. For the Fund, January was the best of the three months when it moved ahead 7.44%. The Fund’s growth was slower in February and March with 2.97% and 0.61% respective gains. It’s difficult not to dwell on what the return would have been if the Fund hadn’t lost more than 7.00% in December, but in the end it was good to close the period in the black.

The Teberg Fund’s most valuable and supporting players . . .

The Fund remained nearly fully invested throughout the period on the basis of research that signaled continued growth. It’s obvious now that the indicators we follow failed to predict the December downturn. Every one of our positions lost value in December, with losses ranging from 1.87% to 12.59%. No one knew where the market would bottom at this point, but selling out of any of the holdings would have guaranteed a loss. Instead, we left the portfolio unchanged and ended the period with all but two positions in the black. Of these two, one lost less than one percent. The other, a financial exchange-traded fund (ETF), had dropped 6.75%. Neither of these were large positions, so they didn’t significantly hurt our ending return.

One of the few changes we made to the portfolio during the period was the August sale of a technology ETF, which had gained 12.89% from the start of the period. Of the ETFs we owned for the entire period, one which tracked the NASDAQ had the best return at 12.20%. The ETFs tracking the Dow and the S&P achieved almost identical returns of more than 7.00%.

There was a spread in the performance of our two semiconductor ETFs during the period. One grew 5.27%, and the other gained only 1.97%. Unfortunately, we owned more of the underperforming fund. Our other ETF holdings had modest gains of approximately 1.00%.

Most of the portfolio’s high-yield bond funds appreciated slowly from the beginning of the period on April 1, 2018 through November. They weren’t immune to the December meltdown, when the largest position lost nearly 5.00%, and the others all lost close to 2.00%. By the end of the period on March 31, 2019, all of the high-yield funds were in the black for the one- year period starting the previous April. The biggest loser in December ended up with the largest gain of 6.97%. The other fund’s returns ranged from just over 5.00% to approximately 4.00%. The expectation that interest rates might remain stable for at least the short term was one of the factors credited with this growth.

Thank you to all . . .

Over the years, we’ve often been asked if our phone rings off the hook on days when the market is plummeting (as it did in December). The answer has consistently been no. We take this as a sign that our shareholders have more enjoyable interests than babysitting their investments or have a longer-term view. Regardless, we’re sincerely grateful for each of you.

Let’s hope we’re headed for many long, sunny days after what seemed here in Duluth like the winter that would never end.

Curtis A. Teberg
Portfolio Manager

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3370-NLD-5/13/2019

The Teberg Fund
Portfolio Review
March 31, 2019 (Unaudited)

Comparison of the change in value of a hypothetical $10,000 investment in The Teberg Fund versus the S&P 500® Index and the Dow Jones Industrial Average.

$50,000
$47,500
$45,000
$42,500
$40,000
$37,500
$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
3/31/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
$ 43,991
$ 43,809
$ 22,134
Teberg Fund
S&P 500
Dow Jones

The Fund’s performance figures for the periods ended March 31, 2019, compared to its benchmarks:

				Since April 1,
		Five Year	Ten Year	2002
	One Year	(Annualized)	(Annualized)	(Annualized)*
The Teberg Fund	4.31%	4.59%	8.27%	4.70%
S&P 500® Index	9.50%	10.91%	15.92%	7.63%
Dow Jones Industrial Average	10.08%	12.21%	15.97%	8.21%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s total annual operating expenses are 2.50%, before any fee waivers, per the August 1, 2018 prospectus. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

*	The Teberg Fund commenced operations on April 1, 2002.

The Teberg Fund
EXPENSE EXAMPLES
at March 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
	10/1/18	3/31/19	10/1/18 – 3/31/19*	10/1/18 – 3/31/19
Actual	$1,000.00	$974.00	$8.61	1.75%

Hypothetical	$1,000.00	$1,016.21	$8.80	1.75%
(5% return before expenses)

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

The Teberg Fund
Allocation of Portfolio Assets
March 31, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments as of March 31, 2019.

Please refer to the Schedule of Investments for a detailed listing of the Fund’s holdings.

The Teberg Fund
Schedule of Investments
at March 31, 2019

Shares		Fair Value
	COMMON STOCK - 6.5%
6	Berkshire Hathaway, Inc. - Class A *	$1,807,290
	TOTAL COMMON STOCK (Cost - $714,296)	1,807,290

	EQUITY FUND - 3.3%
19,411	Fidelity Low-Priced Stock Fund	929,963
	TOTAL EQUITY FUND (Cost - $833,151)	929,963

	EXCHANGE TRADED FUNDS - 65.9%
47,000	Financial Select Sector SPDR Fund	1,208,370
17,400	Invesco QQQ Trust Series 1	3,126,084
23,125	iShares Core S&P Small-Cap ETF	1,784,094
7,850	iShares PHLX Semiconductor ETF	1,487,889
11,600	iShares Russell 2000 ETF	1,775,844
10,700	SPDR Dow Jones Industrial Average ETF Trust	2,772,691
9,300	SPDR S&P 500 ETF Trust	2,627,064
3,160	SPDR S&P MidCap 400 ETF Trust	1,091,464
22,500	VanEck Vectors Semiconductor ETF	2,392,425
	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,009,351)	18,265,925

	FIXED INCOME FUNDS - 24.1%
982,510	Franklin High Income Fund	1,797,993
891,328	Franklin Income Fund	2,050,055
547,390	John Hancock High Yield Fund	1,855,654
111,053	PIMCO High Yield Fund	975,050
	TOTAL FIXED INCOME FUNDS (Cost - $6,918,535)	6,678,752

	MONEY MARKET FUND - 0.3%
78,848	Invesco STIT Government Agency Portfolio - Institutional Class, 2.34% +	78,848
	TOTAL MONEY MARKET FUNDS (Cost - $78,848)	78,848

	TOTAL INVESTMENTS (Cost - $22,554,181) - 100.1%	$27,760,778
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(28,452)
	NET ASSETS - 100.0%	$27,732,326

ETF - Exchange Traded Fund

PHLX - Philadelphia Stock Exchange

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

+	Money market fund; interest rate reflects 7-day annualized yield as of March 31, 2019.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Assets and Liabilities
at March 31, 2019

ASSETS
Investments in securities, at value (identified cost $22,554,181)	$27,760,778
Receivables
Dividends and interest	29,706
Prepaid expenses	4,369
Total assets	27,794,853

LIABILITIES
Payables
Due to Advisor	20,727
Audit fees	16,151
Distribution (12b-1) fees payable	5,874
Payable to related parties	5,220
Printing fees	4,761
Administration fees	3,249
Accrued other expenses	6,545
Total liabilities	62,527
NET ASSETS	$27,732,326

Net asset value, offering and redemption price per share
($27,732,326 / 2,407,232 shares outstanding; unlimited number of shares (par value $0.01) authorized)	$11.52

COMPONENTS OF NET ASSETS
Paid-in capital	$24,484,036
Accumulated earnings	3,248,290
NET ASSETS	$27,732,326

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations
For the Year Ended March 31, 2019

INVESTMENT INCOME
Dividends	$665,638
Interest	13,125
Total Income	678,763

Expenses
Advisory fees	356,061
Distribution fees	71,212
Administration fees	35,957
Transfer agent fees	30,958
Fund accounting fees	28,156
Chief compliance officer fees	21,979
Printing fees	17,523
Audit fees	16,503
Trustee fees	16,008
Legal fees	14,986
Registration fees	10,001
Custody fees	7,001
Insurance	701
Third party administrative servicing fees	100
Miscellaneous fees	2,498
Total expenses	629,644
Less: Fees waived by the advisor	(131,258)
Net expenses	498,386
Net Investment Income	180,377

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	303,267
Capital gain distributions from regulated investment companies	87,146
Net change in unrealized appreciation on investments	588,685
Net realized and unrealized gain on investments	979,098
Net Increase in Net Assets Resulting from Operations	$1,159,475

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$180,377	$195,203
Net realized gain on security investments	303,267	1,276,807
Capital gain distributions from regulated investment companies	87,146	62,871
Net change in unrealized appreciation on investments	588,685	1,342,495
Net increase in net assets resulting from operations	1,159,475	2,877,376

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(276,220)
Total distributions paid *	(194,694)	—
Net decrease in net assets resulting from distributions to shareholders	(194,694)	(276,220)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	355,480	304,971
Net asset value of shares reinvested	194,514	275,989
Payments for shares redeemed	(3,598,174)	(2,830,077)
Net decrease in net assets derived from change in outstanding shares	(3,048,180)	(2,249,117)

Total increase (decrease) in net assets	(2,083,399)	352,039

NET ASSETS
Beginning of year	29,815,725	29,463,686
End of year **	$27,732,326	$29,815,725

SHARE ACTIVITY
Shares sold	31,886	27,548
Shares reinvested	18,977	24,620
Shares redeemed	(322,039)	(262,655)
Net decrease in shares	(271,176)	(210,487)

*	Distributions from net investment income and net realized capital gains, if applicable, are combined for the year ended March 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended March 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes undistributed net investment income of $194,681 as of March 31, 2018.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS

The Table below sets forth financial data for one share of beneficial interest throughout each year presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015
Net asset value, beginning of year	$11.13	$10.20	$9.24	$11.55	$10.91
Income from investment operations:
Net investment income/(loss) (1,2)	0.07	0.07	0.11	(0.06)	(0.01)
Net realized and unrealized gain/ (loss) on investments	0.40	0.96	0.85	(1.21)	1.32
Total from investment operations	0.47	1.03	0.96	(1.27)	1.31
Less distributions:
From net investment income	(0.08)	(0.10)	—	—	(0.03)
From net realized gain	—	—	—	(1.04)	(0.64)
Total distributions	(0.08)	(0.10)	—	(1.04)	(0.67)
Net asset value, end of year	$11.52	$11.13	$10.20	$9.24	$11.55
Total return (3)	4.31%	10.12%	10.39%	(11.68)%	11.75%
Ratios/supplemental data:
Net assets, at end of year (000s)	$27,732	$29,816	$29,464	$30,916	$35,753
Ratio of expenses to average net assets (4):
Before expense waiver	2.21%	2.18%	2.14%	2.08%	2.06%
After expense waiver	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets (1,4):
Before expense waiver	0.17%	0.22%	0.70%	(0.88)%	(0.36)%
After expense waiver	0.63%	0.65%	1.10%	(0.55)%	(0.05)%
Portfolio Turnover Rate	1.80%	41.03%	101.03%	332.00%	362.20%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements
at March 31, 2019

NOTE 1 – ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open- end management investment company. The Fund began operations on April 1, 2002 as a series of the Advisors Series Trust and reorganized into the Trust on December 13, 2013. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

A.	Security Valuation: Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Teberg Fund
Notes to Financial Statements
at March 31, 2019 continued

Fair Valuation Process: As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

The Teberg Fund
Notes to Financial Statements
at March 31, 2019 continued

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2019 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,807,290	$—	$—	$1,807,290
Equity Fund	929,963	—	—	929,963
Exchange Traded Funds	18,265,925	—	—	18,265,925
Fixed Income Funds	6,678,752	—	—	6,678,752
Money Market Funds	78,848	—	—	78,848
Total	$27,760,778	$—	$—	$27,760,778

The Fund did not hold any Level 2 or Level 3 securities during the year ended March 31, 2019.

There were no transfers into or out of any level during the current year. It is the Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

*	Please refer to the Fund’s Schedule of Investments for additional detail.

B.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2016 to March 31, 2018, or expected to be taken in the Fund’s March 31, 2019 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D.	Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund.

The Teberg Fund
Notes to Financial Statements
at March 31, 2019 continued

E.	Valuation of Fund of Funds: The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

F.	Expenses: Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

G.	Indemnification: The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

H.	Exchange-Traded Funds: The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

NOTE 3 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended March 31, 2019, amounted to $501,024 and $3,253,461, respectively.

NOTE 4 – INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Associated Investment Advisors, Inc. (the “Advisor”) serves as investment advisor to the Fund. Subject to the supervision of the Board, the Advisor is responsible for the Fund’s investment portfolio. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended March 31, 2019, the Advisor earned advisory fees of $356,061.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed at least until July 31, 2019, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end

The Teberg Fund
Notes to Financial Statements
at March 31, 2019 continued

contingent or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.75% of the Fund’s daily average net assets (the “expense limitation”) . For the year ended March 31, 2019, the Advisor waived $131,258 in fees under the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the lessor of the expense limitation then in place or in place at time of waiver, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of March 31, 2019, the total amount of expense reimbursement subject to recapture amounted to $377,275, of which $116,517 will expire on March 31, 2020, $129,500 will expire on March 31, 2021, and $131,258 will expire on March 31, 2022.

Distributor – The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $71,212 in distribution fees were incurred during the year ended March 31, 2019.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. An officer of the Fund is also an officer of NLCS, and is not paid any fees directly by the Fund for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Teberg Fund
Notes to Financial Statements
at March 31, 2019 continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended March 31, 2019 and March 31, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2019	March 31, 2018
Ordinary Income	$194,694	$276,220
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$194,694	$276,220

As of March 31, 2019, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$180,364	$—	$—	$(2,136,657)	$—	$5,204,583	$3,248,290

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

At March 31, 2019, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized as follows:

	Non-Expiring	Non-Expiring		CLCF
Expiring	Short-Term	Long-Term	Total	Utilized
$—	$2,136,657	$—	$2,136,657	$392,369

Aggregate Unrealized appreciation and depreciation – tax basis:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$22,556,195	$5,447,436	$(242,853)	$5,204,583

NOTE 6 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2019, Constellation Trust Co. held approximately 47.07% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by Constellation Trust Co. are also owned beneficially by any party who would be presumed to control the Fund.

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of

The Teberg Fund
Notes to Financial Statements
at March 31, 2019 continued

undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018- 13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

NOTE 8 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of The Teberg Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”) . In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets and the financial highlights for each of the years presented through March 31, 2018 were audited by other auditors, whose report dated May 30, 2018 expressed an unqualified opinion on the financial statement and the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania
May 29, 2019

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2019

Renewal of Advisory Agreement – The Teberg Fund*

In connection with a meeting held on November 27th and 28th, 2018, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between First Associated Investment Advisors Inc. ( “the Adviser”) and the Trust, with respect to The Teberg Fund (“Teberg”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted the Adviser was founded in 1988 and had approximately $30.2 million in assets under management. The Board reviewed the background information of key investment personnel responsible for Teberg and noted the portfolio manager’s financial industry experience. The Board noted that the Adviser evaluated economic and market indicators to assist in investment decision making and applied its own research of historical market patterns and theories to identify what it believed to be the optimum time to enter into certain types of instruments. The Board discussed that the Adviser took a conservative approach to risk management through portfolio sector diversification and the use of stop-loss orders when appropriate. The Board remarked that the Adviser monitored compliance with Teberg’s investment limitations using pre- and post-trade checklists and tracked each holding in Teberg’s portfolio using a software program. The Board observed that the Adviser had good risk management and compliance cultures. The Board concluded that it expected the Adviser to continue to provide high quality service to Teberg and its shareholders.

Performance. The Board noted Teberg’s three-star Morningstar rating, and its top quartile ranking among its peer group over the 1-year period. The Board further noted it ranked in the second quartile among its peer group over the 3- and 5-year periods and had outperformed its peer group and Morningstar category over the 1-, 3- and 5-year periods. The Board commented that Teberg’s underperformance relative to its benchmark S&P 500 TR Index was not unexpected because the S&P 500 had been in a long-term bullish trend and Teberg had taken defensive position in volatile markets to preserve capital. The Board noted Teberg’s 1-year standard deviation was on par with its peer group and Morningstar category medians, and had a Sharpe ratio in the top quartile, indicating that Teberg’s returns were healthier based on the amount of risk taken when compared to its peer group and Morningstar category. Although past performance is not predictive of future returns, the Board concluded the Adviser had provided reasonable results to Teberg’s shareholders.

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2019 Continued

Fees and Expenses. The Board noted the Adviser’s advisory fee of 1.25% for Teberg was equal to the highest fee for its peer group and Morningstar category. The Board noted Teberg’s 2.07% net expense ratio was also higher than its peer group and Morningstar category averages, but lower than the peer group high of 2.57% and lower than the Morningstar category high of 2.76%. The Board appreciated that the Adviser did not benefit from economies of scale as it managed one fund with less assets than most of its peers. The Board discussed the Adviser’s position that it would be difficult to maintain quality service with further fee reductions. Given these considerations, the Board concluded that the Adviser’s advisory fee for Teberg was not unreasonable.

Economies of Scale. The Board discussed the size of Teberg and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted the Adviser agreed to discuss the implementation of breakpoints as Teberg’s assets grew and the Adviser achieved material economies of scale related to its operation. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of Teberg and acknowledged that the Adviser had realized a modest profit. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for Teberg was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of Teberg and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2019 continued

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/19-NLFT III-v1

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2019 continued

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-209-1964.

3/31/19-NLFT III-v1

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866- 209-1964 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N- Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISOR
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $12,850

2018 – $13,200

2019 – $13,000

(b)	Audit-Related Fees

2017 – None

2018 – None

2019 – None

(c)	Tax Fees

2017 – $2,600

2018 – $2,700

2019 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2018 – None

2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2018	2019
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $2,600

2018 - $2,700

2019 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/6/2019

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/6/2019